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                                                                    Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Current Report of Kroll Inc. (the "Company") on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael G. Cherkasky, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the pro forma financial condition and results of operations of the Company, Ontrack Data International, Inc., and Zolfo Cooper, LLC for the year ended December 31, 2001 and as of June 30, 2002 and for the six months then ended.


/s/ Michael G. Cherkasky
------------------------
Michael G. Cherkasky
Chief Executive Officer
September 5, 2002